Exhibit 4.4

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

February 2, 2015

Reference is hereby made to the Registration Rights Agreement, dated as of December 18, 2014 (the “Registration Rights Agreement”), by and between KINDRED ESCROW CORP. II (“Escrow Corporation”) and CITIGROUP GLOBAL MARKETS INC., on behalf of itself and the other Initial Purchasers. Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given to them in the Registration Rights Agreement.

1. Joinder of the Successor Company. Kindred Healthcare, Inc., a Delaware corporation (“Kindred”), hereby agrees to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as the “Company” therein and as if Kindred executed the Registration Rights Agreement on the date thereof.

2. Joinder of the Guarantor. Each other signatory hereto (each, a “Guarantor”), hereby agrees to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as “Guarantor” therein and as if such Guarantor executed the Registration Rights Agreement on the date thereof.

3. Governing Law. This Joinder Agreement, and any claim, controversy or dispute arising under or related to this Joinder Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

4. Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile, email or other electronic transmission (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

5. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

KINDRED HEALTHCARE, INC.

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Co-General Counsel and Corporate Secretary

Aberdeen Holdings, Inc.

Able Home Healthcare, Inc.

Advanced Oncology Services, Inc.

American VitalCare, LLC

Avery Manor Nursing, L.L.C.

Bayberry Care Center, L.L.C.

Braintree Nursing, L.L.C.

BWB Sunbelt Home Health Services, LLC

California Nursing Centers, L.L.C.

Care Center of Rossmoor, L.L.C.

Central Arizona Home Health Care, Inc.

Clear Lake Rehabilitation Hospital, L.L.C.

Compass Hospice, Inc.

Country Estates Nursing, L.L.C.

Courtland Gardens Health Center, Inc.

Focus Care Health Resources, Inc.

Forestview Nursing, L.L.C.

GBA Holding, Inc.

GBA West, LLC

Goddard Nursing, L.L.C.

Greenbrae Care Center, L.L.C.

Greens Nursing and Assisted Living, L.L.C.

Harborlights Nursing, L.L.C.

Haven Health, LLC

Helian ASC of Northridge, Inc.

Helian Health Group, Inc.

HHS Healthcare Corp.

Highgate Nursing, L.L.C.

Highlander Nursing, L.L.C.

Homecare Holdings, Inc.

Home Health of Rural Texas, Inc.

Home Health Services, Inc.

Homestead Health and Rehabilitation Center, L.L.C.

IntegraCare Holdings, Inc.

IntegraCare Home Health Services, Inc.

IntegraCare Hospice of Abilene, LLC

IntegraCare Intermediate Holdings, Inc.

IntegraCare of Abilene, LLC

IntegraCare of Albany, LLC

IntegraCare of Athens-Home Health, LLC

IntegraCare of Athens-Hospice, LLC

IntegraCare of Granbury, LLC

IntegraCare of Littlefield, LLC

IntegraCare of Olney Home Health, LLC

IntegraCare of Texas, LLC

IntegraCare of West Texas-Home Health, LLC

IntegraCare of West Texas-Hospice, LLC

IntegraCare of Wichita Falls, LLC

J. B. Thomas Hospital, Inc.

KAH Development 1, L.L.C.

KAH Development 2, L.L.C.

KAH Development 3, L.L.C.

KAH Development 4, L.L.C.

KAH Development 5, L.L.C.

KAH Development 6, L.L.C.

KAH Development 7, L.L.C.

KAH Development 8, L.L.C.

KAH Development 9, L.L.C.

KAH Development 10, L.L.C.

KAH Development 11, L.L.C.

KAH Development 12, L.L.C.

KAH Development 13, L.L.C.

KAH Development 14, L.L.C.

KAH Development 15, L.L.C.

Kindred Braintree Hospital, L.L.C.

Kindred Development 4, L.L.C.

Kindred Development 7, L.L.C.

Kindred Development 8, L.L.C.

Kindred Development 9, L.L.C.

Kindred Development 10, L.L.C.

Kindred Development 11, L.L.C.

Kindred Development 12, L.L.C.

Kindred Development 13, L.L.C.

Kindred Development 15, L.L.C.

Kindred Development 17, L.L.C.

Kindred Development 27, L.L.C.

Kindred Development 29, L.L.C.

Kindred Development Holdings 3, L.L.C.

Kindred Development Holdings 5, L.L.C.

Kindred Healthcare Operating, Inc.

Kindred Healthcare Services, Inc.

Kindred Hospice Services, L.L.C.

Kindred Hospital-Pittsburgh-North Shore, L.L.C.

Kindred Hospitals East, L.L.C.

Kindred Hospital Palm Beach, L.L.C.

Kindred Hospital-Springfield, L.L.C.

Kindred Hospital-Toledo, L.L.C.

Kindred Hospitals West, L.L.C.

Kindred Nevada, L.L.C.

Kindred Nursing Centers East, L.L.C.

Kindred Nursing Centers North, L.L.C.

Kindred Nursing Centers South, L.L.C.

Kindred Nursing Centers West, L.L.C.

Kindred Rehab Services, Inc.

Kindred Systems, Inc.

KND Development 50, L.L.C.

KND Development 51, L.L.C.

KND Development 52, L.L.C.

KND Development 53, L.L.C.

KND Development 54, L.L.C.

KND Development 55, L.L.C.

KND Development 56, L.L.C.

KND Development 57, L.L.C.

KND Development 58, L.L.C.

KND Development 59, L.L.C.

KND Development 60, L.L.C.

KND Development 61, L.L.C.

KND Development 62, L.L.C.

KND Development 63, L.L.C.

KND Hospital Real Estate Holdings, L.L.C.

KND Real Estate 1, L.L.C.

KND Real Estate 2, L.L.C.

KND Real Estate 3, L.L.C.

KND Real Estate 4, L.L.C.

KND Real Estate 5, L.L.C.

KND Real Estate 6, L.L.C.

KND Real Estate 7, L.L.C.

KND Real Estate 8, L.L.C.

KND Real Estate 9, L.L.C.

KND Real Estate 10, L.L.C.

KND Real Estate 11, L.L.C.

KND Real Estate 12, L.L.C.

KND Real Estate 13, L.L.C.

KND Real Estate 14, L.L.C.

KND Real Estate 15, L.L.C.

KND Real Estate 16, L.L.C.

KND Real Estate 17, L.L.C.

KND Real Estate 18, L.L.C.

KND Real Estate 19, L.L.C.

KND Real Estate 20, L.L.C.

KND Real Estate 21, L.L.C.

KND Real Estate 22, L.L.C.

KND Real Estate 23, L.L.C.

KND Real Estate 24, L.L.C.

KND Real Estate 25, L.L.C.

KND Real Estate 26, L.L.C.

KND Real Estate 27, L.L.C.

KND Real Estate 28, L.L.C.

KND Real Estate 29, L.L.C.

KND Real Estate 30, L.L.C.

KND Real Estate 31, L.L.C.

KND Real Estate 32, L.L.C.

KND Real Estate 33, L.L.C.

KND Real Estate 34, L.L.C.

KND Real Estate 35, L.L.C.

KND Real Estate 36, L.L.C.

KND Real Estate 37, L.L.C.

KND Real Estate 38, L.L.C.

KND Real Estate 39, L.L.C.

KND Real Estate 40, L.L.C.

KND Real Estate 41, L.L.C.

KND Real Estate 42, L.L.C.

KND Real Estate 43, L.L.C.

KND Real Estate 44, L.L.C.

KND Real Estate 45, L.L.C.

KND Real Estate 46, L.L.C.

KND Real Estate 47, L.L.C.

KND Real Estate 48, L.L.C.

KND Real Estate 49, L.L.C.

KND Real Estate 50, L.L.C.

KND Real Estate 51, L.L.C.

KND Real Estate Holdings, L.L.C.

KND Rehab Real Estate Holdings, L.L.C.

KND SNF Real Estate Holdings, L.L.C.

Lafayette Health Care Center, Inc.

Lafayette Specialty Hospital, L.L.C.

Laurel Lake Health and Rehabilitation, L.L.C.

Maine Assisted Living, L.L.C.

Massachusetts Assisted Living, L.L.C.

Meadows Nursing, L.L.C.

MedEquities, Inc.

Medical Hill Rehab Center, L.L.C.

Med-Tech Private Care, Inc.

Med-Tech Services of Dade, Inc.

Med-Tech Services of Palm Beach, Inc.

Med. Tech. Services of South Florida, Inc.

Mills Medical Practices, LLC

New Triumph HealthCare of Texas, LLC

New Triumph HealthCare, Inc.

North West Texas Home Health Services, LLC

Northland LTACH, LLC

NP Plus, LLC

NRP Holdings Company

Outreach Health Services of North Texas, LLC

Outreach Health Services of the Panhandle, LLC

Pacific Coast Care Center, L.L.C.

Pacific West Home Care, LLC

Peoplefirst HomeCare & Hospice of California, L.L.C.

Peoplefirst HomeCare & Hospice of Colorado, L.L.C.

Peoplefirst HomeCare & Hospice of Indiana, L.L.C.

Peoplefirst HomeCare & Hospice of Massachusetts, L.L.C.

Peoplefirst HomeCare & Hospice of Ohio, L.L.C.

Peoplefirst HomeCare & Hospice of Utah, L.L.C.

Peoplefirst HomeCare of Colorado, L.L.C.

Peoplefirst Virginia, L.L.C.

PersonaCare of Connecticut, Inc.

PersonaCare of Huntsville, Inc.

PersonaCare of Ohio, Inc.

PersonaCare of Reading, Inc.

PersonaCare of Wisconsin, Inc.

PF Development 5, L.L.C.

PF Development 6, L.L.C.

PF Development 7, L.L.C.

PF Development 8, L.L.C.

PF Development 9, L.L.C.

PF Development 10, L.L.C.

PF Development 15, L.L.C.

PF Development 16, L.L.C.

PF Development 17, L.L.C.

PF Development 18, L.L.C.

PF Development 19, L.L.C.

PF Development 20, L.L.C.

PF Development 21, L.L.C.

PF Development 22, L.L.C.

PF Development 23, L.L.C.

PF Development 26, L.L.C.

PF Development 27, L.L.C.

PHH Acquisition Corp.

Professional Healthcare at Home, LLC

Professional Healthcare, LLC

Rehab Insurance Corporation

Rehab Staffing, L.L.C.

RehabCare Development 2, L.L.C.

RehabCare Development 3, L.L.C.

RehabCare Development 4, L.L.C.

RehabCare Development 5, L.L.C.

RehabCare Group, Inc.

RehabCare Group East, Inc.

RehabCare Group Management Services, Inc.

RehabCare Group of California, LLC

RehabCare Group of Texas, LLC

RehabCare Hospital Holdings, L.L.C.

Salt Lake Physical Therapy Associates, Inc.

SCCI Health Services Corporation

SCCI Hospital – Easton, Inc.

SCCI Hospital – El Paso, Inc.

SCCI Hospital – Mansfield, Inc.

SCCI Hospital Ventures, Inc.

SCCI Hospitals of America, Inc.

Senior Home Care, Inc.

SHC Holding, Inc.

SHC Rehab, Inc.

Siena Care Center, L.L.C.

Smith Ranch Care Center, L.L.C.

Southern California Specialty Care, Inc.

Southern Nevada Home Health Care, Inc.

Southern Utah Home Health, Inc.

Southern Utah Home Oxygen & Medical Equipment, Inc.

Specialty Healthcare Services, Inc.

Specialty Hospital of Cleveland, Inc.

Specialty Hospital of Philadelphia, Inc.

Specialty Hospital of South Carolina, Inc.

Springfield Park View Hospital, L.L.C.

Symphony Health Services, LLC

Synergy, Inc.

Synergy Healthcare Group, Inc.

Synergy Home Care-Acadiana Region, Inc.

Synergy Home Care-Capitol Region, Inc.

Synergy Home Care-Central Region, Inc.

Synergy Home Care-Northeastern Region, Inc.

Synergy Home Care-Northshore Region, Inc.

Synergy Home Care-Northwestern Region, Inc.

Synergy Home Care-Southeastern Region, Inc.

Texas Health Management Group, LLC

THC – Chicago, Inc.

THC – Houston, Inc.

THC – North Shore, Inc.

THC – Orange County, Inc.

THC–Seattle, Inc.

TherEX, Inc.

The Therapy Group, Inc.

Tower Hill Nursing, L.L.C.

Transitional Hospitals Corporation of Indiana, Inc.

Transitional Hospitals Corporation of Louisiana, Inc.

Transitional Hospitals Corporation of Nevada, Inc.

Transitional Hospitals Corporation of New Mexico, Inc.

Transitional Hospitals Corporation of Tampa, Inc.

Transitional Hospitals Corporation of Texas, Inc.

Transitional Hospitals Corporation of Wisconsin, Inc.

Trinity Hospice of Texas, LLC

Triumph HealthCare Holdings, Inc.

Triumph HealthCare Second Holdings, LLC

Triumph HealthCare Third Holdings, LLC

Triumph Hospital Northwest Indiana, Inc.

Triumph Rehabilitation Hospital Northern Indiana, LLC

Triumph Rehabilitation Hospital of Northeast Houston, LLC

Tucker Nursing Center, Inc.

Tulsa Specialty Hospital L.L.C.

Vernon Home Health Care Agency, LLC

VTA Management Services, LLC

VTA Staffing Services, LLC

Wellstream Health Services, LLC

West Texas, LLC

Ygnacio Valley Care Center, L.L.C.

Foothill Nursing Company Partnership

Hillhaven–MSC Partnership

Kindred Hospitals Limited Partnership

Kindred Nursing Centers Central Limited Partnership

Kindred Nursing Centers Limited Partnership

New Triumph HealthCare, LLP

RehabCare Group of Amarillo, LP

RehabCare Group of Arlington, LP

ABC Hospice, LLC

Access Home Health of Florida, LLC

Alpine Home Health Care, LLC

Alpine Home Health II, Inc.

Alpine Home Health, Inc.

Alpine Resource Group, Inc.

American Homecare Management Corp.

American Hospice, Inc.

Asian American Home Care, Inc.

Bethany Hospice, LLC

California Hospice, LLC

Capital Care Resources of South Carolina, LLC

Capital Care Resources, LLC

Capital Health Management Group, LLC

Chaparral Hospice, Inc.

Chattahoochee Valley Home Care Services, LLC

Chattahoochee Valley Home Health, LLC

CHMG Acquisition LLC

CHMG of Atlanta, LLC

CHMG of Griffin, LLC

Colorado Hospice, L.L.C.

Eastern Carolina Home Health Agency, LLC

Faith Home Health and Hospice, LLC

Faith in Home Services, L.L.C.

FHI GP, Inc.

FHI Health Systems, Inc.

FHI LP, Inc.

First Home Health, Inc.

Gentiva Certified Healthcare Corp.

Gentiva Health Services (Certified), Inc.

Gentiva Health Services (USA) LLC

Gentiva Health Services Holding Corp.

Gentiva Health Services, Inc.

Gentiva Rehab Without Walls, LLC

Gentiva Services of New York, Inc.

Georgia Hospice, LLC

Gilbert’s Home Health Agency, Inc.

Gilbert’s Hospice Care, LLC

Gilbert’s Hospice Care of Mississippi, LLC

Girling Health Care Services of Knoxville, Inc.

Girling Health Care, Inc.

Harden Clinical Services, LLC

Harden HC Texas Holdco, LLC

Harden Healthcare Holdings, LLC

Harden Healthcare Services, LLC

Harden Healthcare, LLC

Harden Home Health, LLC

Harden Home Option, LLC

Harden Hospice, LLC

Hawkeye Health Services, Inc.

Healthfield Home Health, LLC

Healthfield Hospice Services, LLC

Healthfield of Southwest Georgia, LLC

Healthfield of Statesboro, LLC

Healthfield of Tennessee, LLC

Healthfield Operating Group, LLC

Healthfield, LLC

Home Health Care Affiliates of Central Mississippi, L.L.C.

Home Health Care Affiliates of Mississippi, Inc.

Home Health Care Affiliates, Inc.

Home Health Care of Carteret County, LLC

HomeCare Plus, Inc.

Horizon Health Care Services, Inc.

Horizon Health Network LLC

Hospice Care of Kansas and Missouri, L.L.C.

Hospice Care of Kansas, L.L.C.

Hospice Care of the Midwest, L.L.C.

Iowa Hospice, L.L.C.

Isidora’s Health Care Inc.

Lakes Hospice, L.L.C.

Lighthouse Hospice Management, LLC

Lighthouse Hospice Partners, LLC

Lighthouse Hospice - Coastal Bend, LLC

Lighthouse Hospice - Metroplex, LLC

Lighthouse Hospice-San Antonio, LLC

Mid-South Home Care Services, LLC

Mid-South Home Health Agency, LLC

Mid-South Home Health of Gadsden, LLC

Mid-South Home Health, LLC

Missouri Home Care of Rolla, Inc.

New York Healthcare Services, Inc.

Nursing Care - Home Health Agency, Inc.

Odyssey HealthCare Austin, LLC

Odyssey HealthCare Detroit, LLC

Odyssey HealthCare Fort Worth, LLC

Odyssey HealthCare GP, LLC

Odyssey HealthCare Holding Company

Odyssey HealthCare LP, LLC

Odyssey HealthCare of Augusta, LLC

Odyssey HealthCare of Flint, LLC

Odyssey HealthCare of Marion County, LLC

Odyssey HealthCare of Savannah, LLC

Odyssey HealthCare of St. Louis, LLC

Odyssey HealthCare, Inc.

OHS Service Corp.

Omega Hospice, LLC

PHHC Acquisition Corp.

QC-Medi New York, Inc.

Quality Care - USA, Inc.

Saturday Partners, LLC

Tar Heel Health Care Services, LLC

The American Heartland Hospice Corp.

The Home Option, LLC

The Home Team of Kansas, LLC

Total Care Home Health of Louisburg, LLC

Total Care Home Health of North Carolina, LLC

Total Care Home Health of South Carolina, LLC

Van Winkle Home Health Care, Inc.

Vista Hospice Care, LLC

VistaCare of Boston, LLC

VistaCare USA, LLC

VistaCare, LLC

Voyager Home Health, Inc.

Voyager HospiceCare, Inc.

We Care Home Health Services, Inc.

Wiregrass Hospice Care, LLC

Wiregrass Hospice of South Carolina, LLC

Wiregrass Hospice LLC

Family Hospice, Ltd.

FHI Management, Ltd.

Odyssey HealthCare Management, LP

Odyssey HealthCare Operating A, LP

Odyssey HealthCare Operating B, LP

Voyager Acquisition, L.P.

Centerre Healthcare Corporation

CHC Management Services, LLC

CRH of Arlington, LLC

CRH of Avon, LLC

CRH of Cleveland, LLC

CRH of Dallas, LLC

CRH of Fort Worth, LLC

CRH of Indianapolis, LLC

CRH of Lancaster, LLC

CRH of Langhorne, LLC

CRH of Madison, LLC

CRH of Memphis, LLC

CRH of Oklahoma City, LLC

CRH of Springfield, LLC

CRH of St. Louis, LLC

CRH of Waukesha, LLC,as Guarantors

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Co-General Counsel and Corporate Secretary